UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21321

Pioneer Municipal High Income Trust
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  April 30, 2020

Date of reporting period:  May 1, 2019 through April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Municipal High
Income Trust

Annual Report | April 30, 2020

Ticker Symbol:	MHI

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Municipal High Income Trust | Annual Report | 4/30/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 3

Portfolio Management Discussion | 4/30/20
For most of the 12-month period ended April 30, 2020, the municipal bond market had generated favorable results. The positive conditions quickly reversed in March 2020 with the sudden emergence of the COVID-19 crisis in the United States, which spurred widespread volatility in the financial markets, including a sharp, sustained sell-off in the municipal bond market. In the following interview, David Eurkus and Jonathan Chirunga discuss the factors that influenced the performance of Pioneer Municipal High Income Trust during the 12-month period. Mr. Eurkus, a Managing Director, Director of Municipals, and a portfolio manager at Amundi Pioneer Asset Management (Amundi Pioneer), and Mr. Chirunga, a Managing Director, Deputy Director of Municipals, and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Trust.
Q    How did Pioneer Municipal High Income Trust perform during the 12-month period ended April 30, 2020?
A    Pioneer Municipal High Income Trust returned 2.00% at net asset value (NAV) and -4.77% at market price during the 12-month period ended April 30, 2020. During the same 12-month period, the Trust’s benchmarks, the Bloomberg Barclays U.S. Municipal High Yield Bond Index and the Bloomberg Barclays Municipal Bond Index, returned -4.63% and 2.16% at NAV, respectively. The Bloomberg Barclays U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of lower-rated municipal bonds, while the Bloomberg Barclays Municipal Bond Index is an unmanaged measure of the performance of investment-grade municipal bonds. Unlike the Trust, the two indices do not use leverage. While use of leverage increases investment opportunity, it also increases investment risk.
During the same 12-month period, the average return at NAV of the 15 closed-end funds in Morningstar’s High Yield Municipal Debt Closed End Funds category (which may or may not be leveraged) was -3.52%, and the average return at market price of the 15 closed-end funds in the same Morningstar category was -6.93%.
The shares of the Trust were selling at a 12.10% discount to NAV on April 30, 2020. Comparatively, the shares of the Trust were selling at a 5.8% discount to NAV on April 30, 2019.
4 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

On April 30, 2020, the standardized 30-day SEC yield of the Trust’s shares was 2.67%*.
Q     How would you describe the investment environment in the municipal bond market during the 12-month period ended April 30, 2020?
A    The investment environment for municipal bonds was favorable over most of the 12-month period, based primarily on declines in U.S. Treasury medium-term and longer-term interest rates, the U.S. Federal Reserve System’s (Fed’s) shift to an accommodative policy stance, strong demand for tax-free bonds combined with limited supply, and the continuing effects on the municipal market from the Federal tax legislation passed in 2017. However, the market environment turned swiftly and dramatically negative in early March of 2020 as news rapidly circulated regarding a number of emerging “hot spots” for the pandemic spread of the COVID-19 virus from Asia and Europe into the United States, and as Americans began to focus on the very serious situations arising from the earlier spread of COVID-19 cases in Asia and portions of Western Europe.
The COVID-19 crisis actually began having a negative impact on domestic economic activity starting in mid-February 2020 as it became clear that the contagion was spreading beyond China and Asia and becoming a major issue in some European countries such as Italy, the U.K., and Spain, with news of the first confirmed cases in the U.S. also being made public.
While U.S. and state health officials provided guidance on how to deal with the outbreak, in March, many governors and mayors shut down non-essential businesses, restricted or eliminated major public gatherings, and issued shelter-in-place guidelines for individuals, while U.S. professional sports leagues and major college athletic associations began canceling games and tournaments. Those measures, along with swift public recognition of the need for sheltering in place as well as social-distancing efforts by persons while not inside their homes dramatically curtailed the U.S. transportation, retail sales, manufacturing, and services industries.
In the wake of all the abrupt disruptions to daily routines caused by COVID-19, financial markets, including the municipal bond market, were subject to sometimes intense volatility as investors looked for so-called “safe havens,” such as U.S. Treasuries, as well as additional clarity regarding the near-term and medium-term paths for the U.S. economy.
*     The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust’s portfolio securities during the period indicated.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 5

In an attempt to mitigate the very serious economic effects of COVID-19 on individuals, states, municipalities, and the United States overall, the Fed as well as the U.S. government undertook a large number of monetary and fiscal stimulus measures. In short order, the Fed reduced the target range of the federal funds rate to 0.00% – 0.25%, re-introduced lending facilities it had implemented during the 2008 financial crisis, instituted new lending facilities, and re-started quantitative easing (that is, injecting massive liquidity into the economy by purchasing Treasury, agency, mortgage, and taxable high-yield bonds in significant quantities). Meanwhile, Congress and the White House approved two large fiscal aid packages in the form of loans and grants to individuals, small businesses, medical systems, and higher education institutions in light of the sudden freeze-up in economic activity and continuously rising unemployment numbers.
As the month of March progressed, those stimulus measures helped to calm financial markets, including the municipal bond market, at least to some degree. However, investments considered higher risk by most market participants, including high-yield municipal bonds, continued to experience persistent volatility. Then, near the end of March, following significant forced selling and tax-free fund outflows industry-wide, tax-equivalent yields for investment-grade municipal bonds rose to as much as 200 basis points (bps) higher than those of Treasury securities of similar maturity, triggering significant tax-exempt bond purchases by domestic and global investors and providing a measure of relief to the municipal bond market. (A basis point is equal to 1/100th of a percentage point.)
Municipal bonds ended the 12-month period on a down note, however, as April saw negative performance in both the investment-grade and high-yield municipal markets, with the former returning -1.26% for the month, and the latter returning -3.37%.
Q    What factors affected the Trust’s performance relative to the Bloomberg Barclays municipal bond indices during the 12-month period ended April 30, 2020?
A    We maintained a well-diversified** portfolio during the 12-month period, with exposures to both investment-grade and high-yield municipal bonds.
**    Diversification does not assure a profit nor protect against loss.
6 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

The portfolio’s holdings of two groups of Massachusetts Development Housing Authority bonds as well as State of North Carolina housing bonds contributed positively to the Trust’s benchmark-relative performance during the 12-month period, while positions in Carmel (Indiana) Continuing Care Facility bonds, Galveston (Texas) public/private industrial revenue bonds, and State of Illinois Continuing Care Facility bonds detracted from the Trust’s relative returns.
Q    Did the Trust’s distributions*** to shareholders change during the 12-month period ended April 30, 2020?
A    No, the Trust’s monthly distributions remained stable over the 12-month period.
Q    Did the level of leverage in the Trust change during the 12-month period ended April 30, 2020?
A     The level of leverage in the Trust remained consistent during the 12-month period. As of April 30, 2020, 30.8% of the Trust’s total managed assets were financed by leverage obtained through the issuance of Variable Rate Muni Fund Term Preferred Shares, compared with 30.3% of the Trust’s total managed assets financed by leverage at the start of the period on May 1, 2019. The slight change in the percentage of the Trust’s total managed assets financed by leverage during the 12-month period was the result of a decrease in the value of the Trust’s total managed assets.
Q    Did the Trust have any exposure to derivative securities during the 12-month period ended April 30, 2020?
A    No, the Trust’s portfolio had no exposure to derivative securities during the 12-month period.
Q    What is your investment outlook?
A     In light of the significantly negative effects that the COVID-19 outbreak has had on overall economic activity, financial markets, including the municipal bond market, have been subject to dramatic volatility. As stated earlier, we have witnessed U.S., state, and local officials work to mitigate the disruptions caused by the virus to citizens’ health, the economy, and the markets. While the future remains uncertain, we do know that COVID-19 will have a major and likely long-lasting impact on economic activity because of substantial levels of unemployment in the most-affected industries.
***   Distributions are not guaranteed.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 7

With regard to the Trust, we believe we will see investment opportunities that could arise from large investors having to sell strong-credit bonds out of their portfolios to meet redemption requests related to weaker-credit issues. In addition, we look for the near-zero federal funds rate to be in place for the medium term, and for other aid efforts from the Fed, the U.S. Treasury, Congress, and the White House to continue as the government endeavors to pull the domestic economy out of what is likely to be a significant recession.
With respect to the municipal bond market, the asset class has continued to look attractive to us, based on a continued supply/demand imbalance leaning in favor of demand, the likelihood that tax rates could remain the same or rise over the next several years, and a low municipal default rate.
Consistent with our investment discipline in managing the Trust’s portfolio, we intend to continue with our long-term focus on intensive, fundamental research into individual bond issues, while maintaining a close watch on any economic factors that could influence the high-yield and investment-grade municipal markets, whether related to COVID-19 or to other factors. In that vein, we do not anticipate making any significant changes to the portfolio’s positioning and structure in the near future.
8 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Please refer to the Schedule of Investments on pages 15–24 for a full listing of Trust securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average risk.
The Trust may invest in securities of issuers that are in default or that are in bankruptcy.
A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
When interest rates rise, the prices of debt securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Trust generally will rise.
A general rise in interest rates could adversely affect the price and liquidity of fixed income securities.
By concentrating in municipal securities, the Trust is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly.
Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers’ inability to meet their debt obligations.
The Trust may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust’s assets in illiquid securities may restrict the Trust’s ability to take advantage of market opportunities.
The Trust uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for the holders of common shares.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 9

The Trust is required to maintain certain regulatory, rating agency and other asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust’s common shares over time, which is likely to result in a decrease in the market value of the Trust’s shares.
These risks may increase share price volatility.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Portfolio Summary | 4/30/20

Portfolio Diversification

(As a percentage of total investments)*

State Diversification

(As a percentage of total investments)*

Pioneer Municipal High Income Trust | Annual Report | 4/30/20 11

Portfolio Summary | 4/30/20 (continued)

10 Largest Holdings

(As a percentage of total investments)*

1.	Metropolitan Pier & Exposition Authority, McCormick Place, 5.65%,
	6/15/22 (NATL-RE Insured)	4.22%
2.	State of Washington, Motor Vehicle Sales Tax, Series C, 6/1/22 (NATL Insured)	3.52
3.	Massachusetts Development Finance Agency, WGBH Foundation, Series A, 5.75%,
	1/1/42 (AMBAC Insured)	2.60
4.	New York State Dormitory Authority, Series A, 4.0%, 7/1/41	2.20
5.	New York State Dormitory Authority, Series C, 5.0%, 3/15/39	2.11
6.	Massachusetts Development Finance Agency, Harvard University, Series A, 5.0%, 7/15/40	1.89
7.	Brookhaven Development Authority, 4.0%, 7/1/49	1.84
8.	State of Minnesota, Series B, 4.0%, 8/1/27	1.78
9.	District of Columbia Tobacco Settlement Financing Corp., Asset-Backed, 6.75%, 5/15/40	1.56
10.	Michigan Tobacco Settlement Finance Authority, Series A, 6.0%, 6/1/48	1.51

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Prices and Distributions | 4/30/20

Market Value per Common Share^

	4/30/20	4/30/19
Market Value	$10.82	$11.91
Discount	(12.10)%	(5.8)%

Net Asset Value per Common Share^

	4/30/20	4/30/19
Net Asset Value	$12.31	$12.65

Distributions per Common Share*:

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
5/1/19 – 4/30/20	$0.5700	$ —	$ —

Yields

	4/30/20	4/30/19
30-Day SEC Yield	2.67%	3.47%

The data shown above represents past performance, which is no guarantee of future results.
^  Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust’s website at www.amundipioneer.com/us.
*  The amount of distributions made to shareholders during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust’s NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust’s shares.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 13

Performance Update | 4/30/20
Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Trust during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of April 30, 2020)
				BBG
			BBG	Barclays
	Net		Barclays	U.S.
	Asset		Municipal	Municipal
	Value	Market	Bond	High Yield
Period	(NAV)	Price	Index	Bond Index
10 years	5.69%	3.98%	3.89%	5.44%
5 years	3.98	-0.73	3.04	3.57
1 year	2.00	-4.77	2.16	-4.63

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.
Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.
The Bloomberg Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. The Bloomberg Barclays High Yield Municipal Bond Index is unmanaged, totals over $26 billion in market value and maintains over 1,300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issued after 12/31/90, deal size over $20 million, and maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in the indices.
14 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Schedule of Investments | 4/30/20

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 140.8%
	MUNICIPAL BONDS — 140.8% of Net Assets(a)
	Arizona — 2.5%
4,000,000(b)	City of Phoenix, 5.0%, 7/1/27	$ 4,748,800
2,250,000	City of Phoenix, Industrial Development Authority, 3rd &
	Indian School Assisted Living Project, 5.4%, 10/1/36	2,185,538
24,000	County of Pima, Industrial Development Authority, Arizona
	Charter Schools Project, Series C, 6.75%, 7/1/31	24,054
	Total Arizona	$ 6,958,392
	California — 4.7%
10,000,000(c)	California County Tobacco Securitization Agency, Capital
	Appreciation, Stanislaus County, Subordinated,
	Series A, 6/1/46	$ 2,145,500
1,450,000	California Enterprise Development Authority, Sunpower Corp.,
	8.5%, 4/1/31	1,485,931
530,000	California Municipal Finance Authority, Santa Rosa Academy
	Project, Series A, 5.75%, 7/1/30	548,412
1,625,000(d)	California School Finance Authority, Classical Academies
	Project, Series A, 7.375%, 10/1/43	1,872,569
1,400,000	California Statewide Communities Development Authority,
	Lancer Plaza Project, 5.625%, 11/1/33	1,509,732
2,000,000(b)	Los Angeles Community College District, Series G,
	4.0%, 8/1/39	2,158,460
1,605,000	Los Angeles County Metropolitan Transportation Authority,
	Series A, 5.0%, 7/1/30	1,967,794
1,500,000(b)	State of California, 3.0%, 10/1/33	1,558,800
	Total California	$ 13,247,198
	Colorado — 2.3%
2,180,000	Board of Water Commissioners City & County of Denver,
	4.0%, 9/15/42	$ 2,402,491
1,500,000(d)	Colorado Educational & Cultural Facilities Authority, Rocky
	Mountain Classical Academy Project, 8.0%, 9/1/43	1,831,905
1,665,000(e)	Tender Option Bond Trust Receipts/Certificates, RIB, 0.0%,
	6/1/39 (144A)	2,152,345
	Total Colorado	$ 6,386,741
	Connecticut — 3.2%
3,470,000	Mohegan Tribal Finance Authority, 7.0%, 2/1/45 (144A)	$ 3,472,984
5,000,000(b)	State of Connecticut, Series E, 4.0%, 9/1/30	5,420,650
	Total Connecticut	$ 8,893,634

The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 15

Schedule of Investments | 4/30/20 (continued)

Principal
Amount
USD ($)		Value
District of Columbia — 4.0%
3,040,000	District of Columbia Tobacco Settlement Financing Corp.,
	Asset-Backed, 6.5%, 5/15/33	$ 3,344,000
6,000,000	District of Columbia Tobacco Settlement Financing Corp.,
	Asset-Backed, 6.75%, 5/15/40	6,165,000
10,000,000(c)	District of Columbia Tobacco Settlement Financing Corp.,
	Capital Appreciation, Asset-Backed, Series A, 6/15/46	1,685,000
	Total District of Columbia	$ 11,194,000
Florida — 4.6%
1,500,000	Alachua County Health Facilities Authority, Terraces Bonita
	Springs Project, Series A, 8.125%, 11/15/41	$ 1,082,085
1,500,000	Alachua County Health Facilities Authority, Terraces Bonita
	Springs Project, Series A, 8.125%, 11/15/46	1,080,855
5,000,000	County of Miami-Dade, Water & Sewer System Revenue,
	Series A, 4.0%, 10/1/44	5,414,150
5,000,000	Florida’s Turnpike Enterprise, Department of Transportation,
	Series A, 4.0%, 7/1/34	5,300,450
	Total Florida	$ 12,877,540
Georgia — 5.1%
7,010,000	Brookhaven Development Authority, 4.0%, 7/1/49	$ 7,276,801
2,500,000	Clayton County Development Authority, Delta Air Lines,
	Series A, 8.75%, 6/1/29	2,517,800
4,000,000	Private Colleges & Universities Authority, Emory University,
	Series A, 5.0%, 10/1/43	4,389,240
	Total Georgia	$ 14,183,841
Idaho — 1.8%
5,000,000	Power County Industrial Development Corp., FMC Corp.
	Project, 6.45%, 8/1/32	$ 5,026,950
	Total Idaho	$ 5,026,950
Illinois — 12.1%
2,087,000(e)(g)	Illinois Finance Authority, Clare Oaks Project, Series B,
	4.0%, 11/15/52	$ 826,973
1,305,000(c)	Illinois Finance Authority, Clare Oaks Project,
	Series C-1, 11/15/52	17,944
261,000	Illinois Finance Authority, Clare Oaks Project, Series C-2,
	4.0%, 11/15/52	3,589
261,000(g)	Illinois Finance Authority, Clare Oaks Project, Series C-3,
	0.0%, 11/15/52	3,589
3,500,000	Illinois Finance Authority, The Admiral at the Lake Project,
	5.25%, 5/15/42	2,744,105
4,000,000	Illinois Finance Authority, The Admiral at the Lake Project,
	5.5%, 5/15/54	3,075,000
1,700,000(d)	Illinois Finance Authority, The Admiral at the Lake Project,
	Series A, 7.625%, 5/15/25	1,703,944

The accompanying notes are an integral part of these financial statements.
16 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Principal
Amount
USD ($)		Value
Illinois — (continued)
600,000(d)	Illinois Finance Authority, The Admiral at the Lake Project,
	Series A, 7.75%, 5/15/30	$ 601,416
2,000,000(d)	Illinois Finance Authority, The Admiral at the Lake Project,
	Series A, 8.0%, 5/15/40	2,004,880
3,200,000(d)	Illinois Finance Authority, The Admiral at the Lake Project,
	Series A, 8.0%, 5/15/46	3,207,808
1,610,000(f)	Metropolitan Pier & Exposition Authority, McCormick Place,
	5.65%, 6/15/22 (NATL-RE Insured)	1,760,712
13,785,000	Metropolitan Pier & Exposition Authority, McCormick Place,
	5.65%, 6/15/22 (NATL-RE Insured)	14,908,477
1,000,000	Metropolitan Pier & Exposition Authority, McCormick Place,
	Series B, 5.0%, 6/15/52 (ST APPROP Insured)	893,750
1,485,000(f)	Metropolitan Pier & Exposition Authority, McCormick Place,
	Series B, 5.65%, 6/15/22 (NATL-RE Insured)	1,637,762
695,000	Southwestern Illinois Development Authority, Village of
	Sauget Project, 5.625%, 11/1/26	674,317
	Total Illinois	$ 34,064,266
Indiana — 1.5%
250,000(g)	City of Carmel, Barrington Carmel Project, Series A,
	7.0%, 11/15/32	$ 7,187
750,000(g)	City of Carmel, Barrington Carmel Project, Series A,
	7.125%, 11/15/42	21,563
500,000(g)	City of Carmel, Barrington Carmel Project, Series A,
	7.125%, 11/15/47	14,375
2,000,000	City of Evansville, Silver Birch Evansville Project, 5.45%,
	1/1/38	1,708,920
1,500,000	City of Mishawaka, Silver Birch Mishawaka Project,
	5.375%, 1/1/38 (144A)	1,356,240
1,000,000	Indiana Finance Authority, Multipurpose Educational
Facilities, Avondale Meadows Academy Project,
	5.375%, 7/1/47	990,750
	Total Indiana	$ 4,099,035
Kentucky — 1.8%
5,000,000(d)	Kentucky Economic Development Finance Authority,
Owensboro Medical Health System, Series A,
	6.375%, 6/1/40	$ 5,023,450
	Total Kentucky	$ 5,023,450
Louisiana — 0.8%
2,260,000	Jefferson Parish Hospital Service District No. 2, East
	Jefferson General Hospital, 6.375%, 7/1/41	$ 2,296,567
	Total Louisiana	$ 2,296,567

The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 17

Schedule of Investments | 4/30/20 (continued)

Principal
Amount
USD ($)		Value
	Maine — 2.8%
1,400,000	City of Portland ME General Airport Revenue, 4.0%, 1/1/40	$ 1,436,792
1,500,000	Maine Health & Higher Educational Facilities Authority,
	Maine General Medical Center, 7.5%, 7/1/32	1,561,500
4,480,000	Maine Turnpike Authority, Series A, 5.0%, 7/1/42	4,740,736
	Total Maine	$ 7,739,028
	Maryland — 1.0%
1,370,000	Maryland Health & Higher Educational Facilities Authority,
	City Neighbors, Series A, 6.75%, 7/1/44	$ 1,441,980
1,250,000	Washington Suburban Sanitary Commission, 3.0%,
	6/1/47 (CNTY GTD Insured)	1,260,987
	Total Maryland	$ 2,702,967
	Massachusetts — 15.4%
2,000,000(b)	City of Boston, Series A, 5.0%, 3/1/39	$ 2,456,800
4,000,000(b)	Commonwealth of Massachusetts, 3.0%, 3/1/49	3,945,840
7,000,000(c)	Massachusetts Bay Transportation Authority, Series A, 7/1/28	5,857,110
1,550,000	Massachusetts Development Finance Agency, Harvard
	University, Series A, 5.0%, 7/15/36	2,238,169
5,000,000	Massachusetts Development Finance Agency, Harvard
	University, Series A, 5.0%, 7/15/40	7,471,550
1,000,000	Massachusetts Development Finance Agency, Partners
	Healthcare System, 4.0%, 7/1/41	988,130
5,000,000	Massachusetts Development Finance Agency, Partner’s
	Healthcare System, Series S-1, 4.0%, 7/1/41	5,455,150
7,100,000	Massachusetts Development Finance Agency, WGBH
	Foundation, Series A, 5.75%, 1/1/42 (AMBAC Insured)	10,273,416
115,000	Massachusetts Educational Financing Authority, Series I,
	6.0%, 1/1/28	115,477
3,100,000	Massachusetts Health & Educational Facilities Authority,
	Massachusetts Institute of Technology, Series K,
	5.5%, 7/1/32	4,281,968
	Total Massachusetts	$ 43,083,610
	Michigan — 3.1%
2,640,000	Michigan State University, Series A, 5.0%, 8/15/41	$ 2,870,023
6,100,000	Michigan Tobacco Settlement Finance Authority, Series A,
	6.0%, 6/1/48	5,950,550
	Total Michigan	$ 8,820,573
	Minnesota — 5.0%
1,940,000	Bloomington Port Authority, Radisson Blu Mall of America,
	9.0%, 12/1/35	$ 1,993,040
1,000,000	City of Ham Lake, DaVinci Academy, Series A, 5.0%, 7/1/47	924,550
1,000,000	City of Rochester, Health Care Facilities, Mayo Clinic,
	4.0%, 11/15/48	1,048,370

The accompanying notes are an integral part of these financial statements.
18 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Principal
Amount
USD ($)		Value
Minnesota — (continued)
2,300,000	City of Rochester, Mayo Clinic, Series B, 5.0%, 11/15/35	$ 3,024,431
6,000,000(b)	State of Minnesota, Series B, 4.0%, 8/1/27	7,030,920
	Total Minnesota	$ 14,021,311
Montana — 0.0%†
1,600,000(g)	Two Rivers Authority, Inc., 7.375%, 11/1/27	$ 136,000
	Total Montana	$ 136,000
New Hampshire — 0.8%
1,000,000	New Hampshire Health & Education Facilities Authority Act,
	5.0%, 8/1/59	$ 1,220,970
1,000,000	New Hampshire Health & Education Facilities Authority Act,
	Catholic Medical Centre, 3.75%, 7/1/40	984,240
	Total New Hampshire	$ 2,205,210
New Jersey — 2.3%
1,000,000	New Jersey Economic Development Authority, Charter
	Marion P Thomas, 5.375%, 10/1/50 (144A)	$ 972,950
3,000,000	New Jersey Economic Development Authority, Continental
	Airlines, 5.25%, 9/15/29	2,969,640
2,500,000	New Jersey Economic Development Authority, Continental
	Airlines, 5.75%, 9/15/27	2,443,150
	Total New Jersey	$ 6,385,740
New Mexico — 1.4%
955,000	County of Otero, Otero County Jail Project, 9.0%, 4/1/23	$ 969,325
2,960,000(e)	County of Otero, Otero County Jail Project, 9.0%, 4/1/28	3,004,400
	Total New Mexico	$ 3,973,725
New York — 10.2%
8,000,000	New York State Dormitory Authority, Series A, 4.0%, 7/1/41	$ 8,686,480
2,500,000	New York State Dormitory Authority, Series A, 5.0%, 3/15/41	2,949,200
7,500,000	New York State Dormitory Authority, Series C, 5.0%, 3/15/39	8,317,725
1,500,000	New York State Dormitory Authority, Trustees of Columbia
	University, 5.0%, 10/1/45	2,314,125
3,000,000	New York State Urban Development Corp., 3.0%, 3/15/49	2,788,200
1,000,000	Troy Capital Resource Corp., 4.0%, 9/1/40	1,134,560
2,362,177	Westchester County Healthcare Corp., Series A,
	5.0%, 11/1/44	2,486,924
	Total New York	$ 28,677,214
North Carolina — 2.0%
4,225,000(e)	Tender Option Bond Trust Receipts/Certificates, RIB, 0.0%,
	1/1/38 (144A)	$ 5,717,186
	Total North Carolina	$ 5,717,186

The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 19

Schedule of Investments | 4/30/20 (continued)

Principal
Amount
USD ($)		Value
North Dakota — 1.0%
2,525,000(d)	County of Burleigh, St. Alexius Medical Center,
	5.0%, 7/1/38	$ 2,727,656
	Total North Dakota	$ 2,727,656
Ohio — 1.6%
1,000,000	Buckeye Tobacco Settlement Financing Authority,
	4.0%, 6/1/48	$ 1,001,620
1,000,000	Ohio Housing Finance Agency, Sanctuary Springboro
	Project, 5.45%, 1/1/38 (144A)	894,430
2,500,000(b)(d)	State of Ohio, Common Schools, Series B, 5.0%, 6/15/29	2,711,925
	Total Ohio	$ 4,607,975
Oregon — 2.4%
1,000,000	Oregon Health & Science University, Series A, 5.0%, 7/1/42	$ 1,166,320
5,190,000(d)	Oregon Health & Science University, Series E, 5.0%, 7/1/32	5,611,895
	Total Oregon	$ 6,778,215
Pennsylvania — 4.0%
3,000,000	Geisinger Authority, Geisinger Health System, series A-1,
	5.0%, 2/15/45	$ 3,434,400
1,500,000	Pennsylvania Turnpike Commission, 5.25%, 12/1/44	1,814,775
500,000	Philadelphia Authority for Industrial Development, 5.5%,
	6/1/49 (144A)	465,000
460,000	Philadelphia Authority for Industrial Development, Greater
Philadelphia Health Action, Inc., Project, Series
	A, 6.625%, 6/1/50	452,024
2,000,000	Philadelphia Authority for Industrial Development, Nueva
	Esperanze, Inc., 8.2%, 12/1/43	2,149,020
1,000,000	Philadelphia Authority for Industrial Development,
Performing Arts Charter School Project, 6.5%,
	6/15/33 (144A)	1,002,590
2,000,000	Philadelphia Authority for Industrial Development,
Performing Arts Charter School Project, 6.75%,
	6/15/43 (144A)	2,004,900
	Total Pennsylvania	$ 11,322,709
Puerto Rico — 1.3%
6,255,000(b)(g)	Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35	$ 3,573,169
	Total Puerto Rico	$ 3,573,169
Rhode Island — 3.3%
5,900,000(g)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 1,062,000
2,000,000	Rhode Island Health & Educational Building Corp., Brown
	University, Series A, 4.0%, 9/1/37	2,167,120
1,500,000(d)	Rhode Island Health & Educational Building Corp.,
	Tockwatten Home Issue, 8.375%, 1/1/46	1,574,265

The accompanying notes are an integral part of these financial statements.
20 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Principal
Amount
USD ($)		Value
	Rhode Island — (continued)
1,000,000	Rhode Island Turnpike & Bridge Authority, 4.0%, 10/1/44	$ 1,052,970
2,500,000(e)	Tender Option Bond Trust Receipts/Certificates, RIB, 0.0%,
	9/1/47 (144A)	3,343,900
	Total Rhode Island	$ 9,200,255
	South Carolina — 1.1%
2,850,000	City of Charleston SC Waterworks & Sewer System Revenue,
	4.0%, 1/1/49	$ 3,183,364
	Total South Carolina	$ 3,183,364
	Texas — 9.4%
500,000	Arlington Higher Education Finance Corp., 5.45%,
	3/1/49 (144A)	$ 484,430
1,000,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.0%, 3/1/34	1,039,490
2,500,000(d)	Central Texas Regional Mobility Authority, Sub Lien,
	6.75%, 1/1/41	2,601,100
1,490,000(b)	County of Harris, Series A, 5.0%, 10/1/26	1,775,544
5,000,000(b)	Goose Creek Consolidated Independent School District,
	Series C, 4.0%, 2/15/26 (PSF-GTD Insured)	5,512,750
1,170,000(e)	Harris County Health Facilities Development Corp.,
	The Methodist Hospital System, Series A-2,
	0.16%, 12/1/41	1,170,000
3,785,000	North Texas Tollway Authority, Series A, 5.0%, 1/1/35	4,246,883
1,500,000(d)	Red River Health Facilities Development Corp., MRC
	Crestview, Series A, 8.0%, 11/15/41	1,660,755
3,960,000(g)	Sanger Industrial Development Corp., Texas Pellets Project,
	Series B, 8.0%, 7/1/38	975,150
1,000,000(g)	Tarrant County Cultural Education Facilities Finance Corp.,
	Mirador Project, Series A, 4.875%, 11/15/48	100
1,000,000(g)	Tarrant County Cultural Education Facilities Finance Corp.,
	Mirador Project, Series A, 5.0%, 11/15/55	100
2,000,000(d)	Tarrant County Cultural Education Facilities Finance Corp.,
	MRC Crestview Project, 8.0%, 11/15/34	2,074,260
2,000,000	Texas Water Development Board, 4.0%, 10/15/44	2,236,740
2,500,000(d)	Travis County Health Facilities Development Corp.,
	Longhorn Village Project, 7.125%, 1/1/46	2,606,075
	Total Texas	$ 26,383,377
	Utah — 0.4%
1,000,000	Salt Lake City Corp., Airport Revenue, Series B,
	5.0%, 7/1/35	$ 1,166,180
	Total Utah	$ 1,166,180

The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 21

Schedule of Investments | 4/30/20 (continued)

Principal
Amount
USD ($)		Value
	Virginia — 11.0%
5,000,000(b)	City of Alexandria VA, 3.0%, 7/15/46 (ST AID WITHHLDG
	Insured)	$ 5,044,200
1,000,000	City of Richmond VA Public Utility Revenue, 3.0%, 1/15/45	1,018,730
2,200,000(b)	County of Arlington, 4.0%, 8/15/35	2,461,228
1,415,000(b)	County of Fairfax, Series A, 4.0%, 10/1/33 (ST AID
	WITHHLDG Insured)	1,586,739
5,000,000	University of Virginia, Series A, 5.0%, 4/1/42	5,924,300
4,000,000	Upper Occoquan Sewage Authority, 4.0%, 7/1/41	4,287,560
5,000,000	Virginia College Building Authority, Series A, 3.0%, 2/1/36	5,215,100
4,000,000	Virginia Commonwealth Transportation Board, Capital
	Projects, 3.0%, 5/15/37	4,090,400
1,000,000	Virginia Public Building Authority, 4.0%, 8/1/39	1,140,680
	Total Virginia	$ 30,768,937
	Washington — 10.5%
3,745,000	City of Seattle, Water System Revenue, 4.0%, 8/1/32	$ 4,190,543
2,500,000(b)	King County, Issaquah School District No. 411, 4.0%,
	12/1/31 (SCH BD GTY Insured)	2,779,050
14,315,000(b)(c)	State of Washington, Motor Vehicle Sales Tax, Series C,
	6/1/22 (NATL Insured)	13,876,245
3,285,000(e)	Tender Option Bond Trust Receipts/Certificates, RIB, 0.0%,
	1/1/45 (144A)	4,380,416
2,500,000	University of Washington, Series B, 5.0%, 6/1/29	2,911,375
1,150,000	Washington State Housing Finance Commission, Mirabella
	Project, Series A, 6.75%, 10/1/47 (144A)	1,178,922
	Total Washington	$ 29,316,551
	Wisconsin — 6.4%
1,500,000	Public Finance Authority, Gardner Webb University, 5.0%,
	7/1/31 (144A)	$ 1,548,060
5,000,000	Public Finance Authority, Glenridge Palmer Ranch, Series A,
	8.25%, 6/1/46 (144A)	5,304,700
750,000	Public Finance Authority, Roseman University Health
	Sciences Project, 5.875%, 4/1/45	790,035
1,000,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.3%, 6/1/47	883,770
1,485,000(d)	Public Finance Authority, SearStone CCRC Project,
	Series A, 8.625%, 6/1/47	1,700,711
5,000,000	Wisconsin Department of Transportation, Series A,
	5.0%, 7/1/28	5,651,000
2,000,000	Wisconsin Housing & Economic Development Authority,
	2.95%, 3/1/42 (FNMA COLL Insured)	1,934,700
	Total Wisconsin	$ 17,812,976

The accompanying notes are an integral part of these financial statements.
22 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Principal
Amount
USD ($)		Value
TOTAL MUNICIPAL BONDS
	(Cost $389,236,393)	$ 394,555,542
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 140.8%
	(Cost $389,236,393)	$ 394,555,542
	OTHER ASSETS AND LIABILITIES — (40.8)%	$ (114,297,755)
NET ASSETS APPLICABLE TO COMMON
	SHAREOWNERS — 100.0%	$ 280,257,787

RIB
Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at April 30, 2020.

(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2020, the value of these securities amounted to $34,279,053, or 12.2% of net assets applicable to common shareowners.

CNTY-GTD	County Guaranteed.
FNMA COLL	Federal National Mortgage Association Collateral.
NATL	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed.
SCH BD GTY	School Board Guaranty.
ST AID WITHHLDG	State Aid Withholding.
ST APPROP	State Appropriations.
†	Amount rounds to less than 0.1%.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Represents a General Obligation Bond.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)
Prerefunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2020.
(f)	Escrow to maturity.
(g)	Security is in default.

Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2020, aggregated $72,354,767 and $76,838,945, respectively.
Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2020 were as follows:
The Trust is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Trust’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended April 30, 2020, the Trust did not engage in any cross trade activity.
The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 23

Schedule of Investments | 4/30/20 (continued)
At April 30, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $387,269,472 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$27,078,352
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(19,792,282)
Net unrealized appreciation	$7,286,070

Various inputs are used in determining the value of the Trust’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of April 30, 2020, in valuing the Trust’s investments:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$394,555,542	$—	$394,555,542
Total Investments in Securities	$—	$394,555,542	$—	$394,555,542
Other Financial Instruments
Variable Rate MuniFund Term
Preferred Shares(a)	$—	$(125,000,000)	$—	$(125,000,000)
Total Other
Financial Instruments	$—	$(125,000,000)	$—	$(125,000,000)

(a)   The Trust may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Tax Exempt Obligations
Balance as of 4/30/19	$1,433,520
Realized gain (loss)[1]	—
Change in unrealized appreciation (depreciation)[2]	—
Accrued discounts/premiums	—
Purchases	—
Sales	—
Transfers in to Level 3*	—
Transfers out of Level 3*	1,433,520
Balance as of 4/30/20	$—

[1]	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
[2]	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*
Transfers are calculated on the beginning of period values. During the year ended April 30, 2020, an investment having a value of $1,433,520 was transferred out of Level 3 to Level 2, as there were observable inputs available to determine its value. There were no other transfers between Level 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and
considered Level 3 at April 30, 2020:	$0

The accompanying notes are an integral part of these financial statements.
24 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Statement of Assets and Liabilities | 4/30/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $389,236,393)	$394,555,542
Cash	7,109,884
Receivables —
Interest	5,532,271
Due from the Adviser	166,532
Other assets	107,294
Total assets	$407,471,523
LIABILITIES:
Variable Rate MuniFund Term Preferred Shares*	$125,000,000
Payables —
Investment securities purchased	2,093,516
Interest expense	28,550
Distributions	25
Trustees’ fees	46
Due to affiliates	2,741
Accrued expenses	88,858
Total liabilities	$127,213,736
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Paid-in capital	$300,996,046
Distributable earnings (loss)	(20,738,259)
Net assets applicable to common shareowners	$280,257,787
NET ASSET VALUE PER COMMON SHARE:
No par value
Based on $280,257,787/22,771,349 common shares	$12.31

*  $100,000 liquidation value per share applicable to 1,250 shares
The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 25

Statement of Operations
FOR THE YEAR ENDED 4/30/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$18,731,784
Total investment income		$18,731,784
EXPENSES:
Management fees	$2,514,735
Administrative expense	194,663
Transfer agent fees	10,668
Distribution fees
Shareowner communications expense	10,684
Custodian fees	5,805
Registration fees	14,602
Professional fees	152,793
Printing expense	19,478
Pricing fees	1,262
Trustees’ fees	15,591
Insurance expense	5,192
Interest expense	3,230,450
Miscellaneous	86,328
Total expenses		$6,262,251
Net investment income		$12,469,533
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$1,238,753
Class actions	693,200
Other assets and liabilities denominated in foreign currencies	—	$1,931,953
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(9,109,466)
Net realized and unrealized gain (loss) on investments		$(7,177,513)
Net increase in net assets resulting from operations		$5,292,020

The accompanying notes are an integral part of these financial statements.
26 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	4/30/20	4/30/19
FROM OPERATIONS:
Net investment income (loss)	$12,469,533	$16,757,405
Net realized gain (loss) on investments	1,931,953	(897,412)
Change in net unrealized appreciation (depreciation)
on investments	(9,109,466)	5,306,914
Distributions to preferred shareowners from net
investment income*	—	(3,471,575)
Net increase in net assets resulting from operations	$5,292,020	$17,695,332
DISTRIBUTIONS TO COMMON SHAREOWNERS:
($0.57 and $0.63 per share, respectively)	$(12,979,669)	$(14,345,950)
Total distributions to common shareowners	$(12,979,669)	$(14,345,950)
NET INCREASE (DECREASE) IN NET ASSETS
APPLICABLE TO COMMON SHAREOWNERS	$(7,687,649)	$3,349,382
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year	$287,945,436	$284,596,054
End of year	$280,257,787	$287,945,436

*  For the year ended April 30, 2020, distributions to preferred shareowners are included as a component of net investment income.
The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 27

Statement of Cash Flows

FOR THE YEAR ENDED 4/30/20

Cash Flows From Operating Activities:
Net Increase in net assets resulting from operations	$5,292,020
Adjustments to reconcile net increase in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$(70,261,251)
Proceeds from disposition and maturity of investment securities	77,629,274
Net (accretion) and amortization of discount/premium on investment securities	109,844
Change in unrealized depreciation on investments in unaffiliated issuers	9,109,466
Net realized gain on investments in unaffiliated issuers	(1,931,953)
Decrease in interest receivable	571,430
Decrease in other assets	78,714
Increase in due from advisor	(166,532)
Decrease in due to affiliates	(33,699)
Decrease in trustees’ fees payable	(672)
Decrease in accrued administrator fees payable	(23,448)
Decrease in professional fees payable	(59,157)
Increase in accrued expenses payable	68,675
Increase in interest and dividends expense payable	11,048
Net cash provided by operating activities	$20,393,759
Cash Flows Used in Financing Activities:
Increase in due to custodian	$(304,231)
Distributions to shareowners	(12,979,644)
Net cash and foreign currencies used in financing activities	$(13,283,875)
Cash, restricted cash and foreign currencies:
Beginning of the year	$—
End of the year	$3,219,402
Cash Flow Information:
Cash paid for interest	$3,230,450

The accompanying notes are an integral part of these financial statements.
28 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Financial Highlights

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	4/30/20		4/30/19	4/30/18	4/30/17*	4/30/16*
Per Share Operating Performance
Net asset value, beginning of period	$12.65		$12.50	$12.72	$13.49	$13.31
Increase (decrease) from investment operations: (a)
Net investment income (i)	$0.55		$0.74	$0.78	$0.73	$0.83
Net realized and unrealized gain (loss) on investments	(0.32)		0.19	(0.29)	(0.76)	0.20
Distributions to preferred shareowners from:
Net investment income	$—		$(0.15)	$(0.09)	$(0.05)	$(0.01)
Net increase (decrease) from investment operations	$0.23		$0.78	$0.40	$(0.08)	$1.02
Distributions to common shareowners from:
Net investment income and previously undistributed
net investment income (i)	$(0.57	)**	$(0.63)	$(0.62)	$(0.69)	$(0.84)**
Net increase (decrease) in net asset value	$(0.34)		$0.15	$(0.22)	$(0.77)	$0.18
Net asset value, end of period	$12.31		$12.65	$12.50	$12.72	$13.49
Market value, end of period	$10.82		$11.91	$11.25	$11.75	$14.07
Total return at net asset value (b)	2.00	%(c)	6.93%	3.53%	(0.45)%	8.12%
Total return at market value (b)	(4.77)%		11.86%	0.87%	(11.83)%	1.75%
Ratios to average net assets of common shareowners:
Total expenses plus interest expense (d)(h)	2.13%		1.03%	1.01%	1.00%	1.05%
Net investment income before preferred share distributions (i)	—%		5.92%	6.14%	5.54%	6.24%
Net investment income (h)	4.24%		4.69%	5.44%	5.16%	6.14%
Preferred share distributions (i)	—%		(1.23)%	0.71%	0.38%	0.10%
Portfolio turnover rate	17%		16%	20%	19%	9%
Net assets of common shareowners, end of period (in thousands)	$280,258		$287,945	$284,596	$289,741	$307,027

The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 29

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	4/30/20	4/30/19	4/30/18	4/30/17*	4/30/16*
Preferred shares outstanding (in thousands) (e)(f)	$125,000	$125,000	$125,000	$101,000	$101,000
Asset coverage per preferred share, end of period	$324,229	$330,370	$327,672	$96,723	$100,998
Average market value per preferred share (g)	$100,000	$100,000	$100,000	$25,000	$25,000
Liquidation value, including interest expense payable, per preferred share	$100,023	$100,014	$99,996	$25,006	$25,001

*	The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.
**
The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Trust during the year. The Trust has accumulated undistributed net investment income which is part of the Trust’s NAV. A portion of the accumulated net investment income was distributed to shareowners during the year.

(a)	The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)
Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended April 30, 2020, the total return would have been 1.73%.
(d)	Prior to April 30, 2020, the expense ratios do not reflect the effect of distribution payments to preferred shareowners.
(e)
Prior to February 9, 2018 there were 4,040 Auction Preferred Shares (“APS”) outstanding with a liquidation preference of $25,000 per share. The Trust redeemed all 2,000 outstanding Series A APS on February 14, 2018 and all 2,040 outstanding Series B APS on February 15, 2018.

(f)	The Trust issued 1,250 Variable Rate MuniFund Term Preferred Shares, with a liquidation preference of $100,000 per share, on February 9, 2018.
(g)	Market value is redemption value without an active market.
(h)	Includes interest expense of 1.10%, —%, —%, —% and —%, respectively.
(i)	Beginning April 30, 2020, distribution payments to preferred shareowners are included as a component of net investment income.

The accompanying notes are an integral part of these financial statements.
30 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Notes to Financial Statements | 4/30/20
1. Organization and Significant Accounting Policies
Pioneer Municipal High Income Trust (the “Trust”) was organized as a Delaware statutory trust on March 13, 2003. Prior to commencing operations on July 21, 2003, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income exempt from regular federal income tax, and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its primary investment objective.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Trust’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust’s distributor (the “Distributor”).
In November 2016, the Financial Account Standard Board (FASB) issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230) – Restricted Cash (“ASU 2016-18”), which is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. The Trust adopted ASU 2016-18 effective with the beginning of the current reporting period, which resulted in changes to the presentation of restricted cash in the Trust’s Statement of Cash Flows and additional disclosures regarding the nature of the restrictions on cash and restricted cash.
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Trust’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Trust has adopted ASU 2017-08 as of April 30, 2020. The implementation of ASU 2017-08 did not have a material impact on the Trust’s Financial Statements.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 31

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the
32 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

determination of the Trust’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust’s securities may differ significantly from exchange prices, and such differences could be material.
At April 30, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Federal Income Taxes
It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2020, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 33

classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At April 30, 2020, the Trust was permitted to carry forward indefinitely $925,206 of short-term losses and $28,051,803 of long-term losses.
The tax character of distributions paid during the years ended April 30, 2020 and April 30, 2019, were as follows:

	2020	2019
Distributions paid from:
Tax Exempt Distributions	$15,198,352	$17,250,950
Ordinary income	1,011,767	566,575
Total	$16,210,119	$17,817,525

The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2020:

2020
Distributable earnings/(loss):
Undistributed ordinary income	$305,366
Capital loss carryforward	(28,977,009)
Other book/tax temporary differences	(28,575)
Undistributed tax-exempt income	675,889
Unrealized appreciation	7,286,070
Total	$(20,738,259)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is primarily attributable to the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.
D.    Automatic Dividend Reinvestment Plan
All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company (“AST”), the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
34 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Trust on terms that differ from the terms of the Plan.
Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.
E.    Risks
The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Trust’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 35

risks affecting those industries and sectors. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Trust.
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to down-grades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Trust invests significantly in a single state, including Massachusetts, Illinois, Virginia, Washington and New York, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Trust will be more susceptible to associated risks and developments.
With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust’s custodian and accounting agent, and American Stock Transfer & Trust Company, the Trust’s transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi
36 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Pioneer or the Trust’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust’s ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
F.    Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Trust’s Statement of Assets and Liabilities includes cash on hand at the Trust’s custodian bank and does not include any short-term investments. As of and for the year ended April 30, 2020, the Trust had no restricted cash presented on the Statement of Assets and Liabilities.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 37

2. Management Agreement
The Adviser manages the Trust’s portfolio. Management fees are paid monthly under the Trust’s Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.60% of the Trust’s average daily managed assets. “Managed assets” means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended April 30, 2020, the net management fee was 0.60% (annualized) of the Trust’s average daily managed assets, which was equivalent to 0.85% (annualized) of the Trust’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $2,741 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2020.
3. Transfer Agent
American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Trust’s common shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.
In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.
4. Trust Shares
There are an unlimited number of common shares of beneficial interest authorized.
Transactions in common shares of beneficial interest for the year ended April 30, 2020 and year ended April 30, 2019 were as follows:

	4/30/20	4/30/19
Shares outstanding at beginning of year	22,771,349	22,771,349
Reinvestment of distributions	—	—
Shares outstanding at end of year	22,771,349	22,771,349

38 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest.
As of April 30, 2020, the Trust has outstanding 1,250 Variable Rate MuniFund Term Preferred Shares Series 2021 (“Series 2021 VMTP Shares or “VMTP Shares”). The Trust issued the VMTP Shares on February 9, 2018. See Note 5 for additional information.
Prior to February 9, 2018, the Trust had outstanding 2,000 Series A APS and 2,040 Series B APS. The Trust mailed a notice of redemption and deposited funds sufficient to redeem the APS with the auction agent on February 9, 2018. The Trust redeemed all outstanding Series A APS and Series B APS on February 14, 2018 and February 15, 2018, respectively.
5. Variable Rate MuniFund Term Preferred Shares
The Trust has 1,250 shares issued and outstanding of Series 2021 VMTP Shares, with a liquidation preference of $100,000 per share. VMTP Shares are issued via private placement and are not publicly available.
The Trust is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Trust. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Trust, at the redemption price per share. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Trust may be obligated to redeem a certain amount of the VMTP Shares if it fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date for the Trust’s Series 2021 VMTP Shares is August 2, 2021.
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities since the shares have a stated mandatory redemption date.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 39

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes and are recorded as interest expense on the Statement of Operations) are declared daily and recorded as incurred. For the year-ended April 30, 2020, interest expense on VMTP Shares amounted to $3,230,450. The dividend rate for the VMTP Shares is determined weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest expense payable” on the Statement of Assets and Liabilities. For the year-ended April 30, 2020, interest expense payable on VMTP Shares amounted to $28,550. From May 1, 2019 through April 30, 2020, the Series 2021 VMTP Shares paid an average dividend rate of 2.46% and the average liquidation value outstanding of VMTP Shares for the Trust during the year ended April 30, 2020, was $125,000,000.
Costs incurred in connection with the Fund’s offering of VMTP Shares are recorded as a deferred charge which are being amortized over a three year period from the date of issuance. The Trust did not incur any offering costs as a result of the offering in February 20, 2018.
Transactions in the Series 2021 VMTP Shares during the Trust’s current and prior reporting periods were as follows:

	Year Ended 04/30/20		Year Ended 4/30/19
	Shares	Amount	Shares	Amount
VMTP Shares issued	—	—	—	—
VMTP Shares exchanged	—	—	—	—
Net increase	—	—	—	—

6. Subsequent Events
A monthly dividend was declared on May 18, 2020 from undistributed and accumulated net investment income of $0.0450 per common share payable May 29, 2020, to common shareowners of record on May 19, 2020.
Subsequent to April 30, 2020, dividends declared and paid on VMTP Shares totaled $125,956 through May 29, 2020.
40 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Municipal High Income Trust:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Municipal High Income Trust (the “Trust”), including the schedule of investments, as of April 30, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the periods ended April 30, 2016 and April 30, 2017 were audited by another independent registered public accounting firm whose report, dated June 19, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Municipal High Income Trust at April 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 41

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
June 26, 2020
42 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

ADDITIONAL INFORMATION (unaudited)
During the period, there have been no material changes in the Trust’s investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust’s charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.
The percentages of the Trust’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 100%.
Results of Shareholder Meeting
At an annual meeting held on September 18, 2019, shareholders of the Trust were asked to consider the proposal described below.
A report of the total votes cast by the Trust’s shareholders follows:
Proposal 1 – to elect three Class I Trustees

Nominee	For	Withhold
John E. Baumgardner*	1,250	0
Lisa M. Jones	20,169,336	1,117,443
Lorraine H. Monchak	20,475,438	811,341

*  Elected by preferred shares only
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 43

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Morgan, Lewis, Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company
Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Trust’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
44 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (68) Chairman of the Board and Trustee	Class III Trustee since 2006. Term expires in 2021
Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)

Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)

John E. Baumgardner, Jr. (68) Trustee	Class I Trustee since 2019. Term expires in 2022.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (63) Trustee	Class II Trustee since 2020. Term expires in 2020.
Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (2000-2005); and Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)
None
Benjamin M. Friedman (75) Trustee	Class II Trustee since 2008. Term expires in 2020.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)

Pioneer Municipal High Income Trust | Annual Report | 4/30/20 45

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Lorraine H. Monchak (64) Trustee	Class I Trustee since 2015. Term expires in 2022.
Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
None
Marguerite A. Piret (71) Trustee	Class III Trustee since 2003. Term expires in 2021
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)
Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Fred J. Ricciardi (73) Trustee	Class III Trustee since 2014. Term expires in 2021.
Consultant (investment company services) (2012 – present); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)
None

46 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)* Trustee, President and Chief Executive Officer	Class I Trustee since 2014. Term expires in 2022.
Director, CEO and President of Amundi Pioneer Asset Management USA, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Asset Management, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Distributor, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Institutional Asset Management, Inc. (since September 2014); Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (2005 – 2010); and Director of Amundi USA, Inc. (since 2017)
None
Kenneth J. Taubes (62)* Trustee	Class II Trustee since 2014. Term expires in 2020.
Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc.; Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer Institutional Asset Management, Inc. (since 2009); Portfolio Manager of Amundi Pioneer (since 1999); and Director of Amundi USA, Inc. (since 2017)
None

*  Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Trust’s investment adviser and certain of its affiliates.
Pioneer Municipal High Income Trust | Annual Report | 4/30/20 47

Trust Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board
Vice President and Associate General Counsel of Amundi Pioneer since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; and Vice President and Senior Counsel of Amundi Pioneer from July 2002 to December 2007
None
Carol B. Hannigan (59) Assistant Secretary	Since 2010. Serves at the discretion of the Board
Fund Governance Director of Amundi Pioneer since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Amundi Pioneer from December 2003 to November 2006; and Senior Paralegal of Amundi Pioneer from January 2000 to November 2003
None
Thomas Reyes (57) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi Pioneer from June 2007 to May 2013	None
Mark E. Bradley (60) Treasurer and Chief Financial and Accounting Officer	Since 2008. Serves at the discretion of the Board
Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of Amundi Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008
None
Luis I. Presutti (55) Assistant Treasurer	Since 2003. Serves at the discretion of the Board	Director – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (62) Assistant Treasurer	Since 2003. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None

48 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
John Malone (48) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board
Managing Director, Chief Compliance Officer of Amundi Pioneer Asset Management; Amundi Pioneer Institutional Asset Management, Inc.; and the Pioneer Funds since September 2018; and Chief Compliance Officer of Amundi Pioneer Distributor, Inc. since January 2014.
None
Kelly O’Donnell (49) Anti-Money Laundering Officer	Since 2006. Serves at the discretion of the Board	Vice President – Amundi Pioneer Asset Management; and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None

Pioneer Municipal High Income Trust | Annual Report | 4/30/20 49

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52 Pioneer Municipal High Income Trust | Annual Report | 4/30/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com/us.
The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19384-14-0620

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $41,500 payable to Ernst & Young LLP for the year ended
April 30, 2020 and $41,500 for the year ended April 30, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $9,739 payable to Ernst & Young LLP for the year ended
April 30, 2020 and $9,739 for the year ended April 30, 2019.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of  the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended April 30, 2020 and 2019, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $9,739 payable to Ernst & Young LLP for the year ended
April 30, 2020 and $9,739 for the year ended April 30, 2019.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. (“Pioneer”) is a fiduciary that owes each of its client’s duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. When
   Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies.
   To satisfy its duty of loyalty, Pioneer must place its client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement
   Pioneer’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by
   Pioneer. Pioneer’s Proxy Voting Policies summarize Pioneer’s position on a number of issues solicited by companies held by Pioneer’s clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer’s Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer’s policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of
   UniCredito.

   Any questions about these policies and procedures should be directed to the
   Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the
   Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer’s Director of Investment Operations (the “Proxy Coordinator”)
   coordinates the voting, procedures and reporting of proxies on behalf of
   Pioneer’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the
   Compliance Department whether Pioneer’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer’s policy as to be voted on a case-by-case basis, that are not covered by Pioneer’s guidelines or where Pioneer’s guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management
   US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision;
   and (iii) the disclosure of any contacts or communications made between
   Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy
   Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under
   “Conflicts of

   Interest.” The Compliance Department will provide a “Conflicts of Interest
   Report,” applying the criteria set forth below under “Conflicts of
   Interest,” to the Proxy Coordinator summarizing the results of its review.
   In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio
   Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy
   Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio
   Management US where such recommendation would go against Pioneer’s interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer’s internal vote recommendation would favor Pioneer’s interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of
   Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer’s interests interfere, or appear to interfere with the interests of Pioneer’s clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o      An affiliate of Pioneer,  such as another company  belonging to the UniCredito  Italiano  S.p.A.  banking group (a “UniCredito
              Affiliate”);

       o      An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o      An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o      A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer’s business.

       o      Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform
              PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the
   Proxy Coordinator and the Compliance Department. The Compliance Department
   will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being

   voted upon against the Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a
   Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer’s lending program or a client’s managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   “Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy
   Coordinator will work with the Portfolio Manager and Investment Operations
   Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations
   Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer’s proxy voting service:

       o   Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering,
           Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o   Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o   Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o    A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o    A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries)
            regarding the subject proxy vote cast by, or the vote
            recommendation of, Pioneer.

       o    Pioneer shall maintain the above records in the client’s file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how
     Pioneer voted with respect to assets held in their accounts. In addition,
     Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer’s Form
     ADV (Part II) disclosure, by separate notice to the client, or through
     Pioneer’s website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer’s: Director of
     Portfolio Management US, Head of Investment Operations, and Director of
     Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer’s Proxy Voting Policies and
     Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short-
   and long-term impact. In many instances, Pioneer believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by
   Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to
   us. Proxy voting issues will be reviewed by Pioneer’s Proxy Voting
   Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the
   Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o    Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o    Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business;
   however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that
   Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o    Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the
            Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o    Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o    Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o    Audit, compensation and nominating committees composed of
            independent directors exclusively.

       o    Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o    Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o    Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o    Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o    Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate
            performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o    Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o    Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o    Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o    Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o    Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead ” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o    Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o    Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans (“poison pills”).

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o    Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o    Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price
            provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o    Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o    Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.

       o    Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o    Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o    Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

                                       10

     Capital Structure
     Managements need considerable flexibility in determining the company’s financial structure, and Pioneer normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o    Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in “ordinary” preferred stock.

       o    Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o    Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o    Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to
       100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o    Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company’s financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o    Employee stock ownership plans (ESOPs), as long as shares
            allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o    Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o    Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o    Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o    Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

                                       12

     We will vote on a case-by-case basis on the following issues:

       o    Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o    The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o   Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o   Be a self-replenishing “evergreen” plan, plans that grant
                discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o    All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o    All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

                                       13

     We will vote against:

       o    Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o    Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o    Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o    Change in the state of incorporation. We will support
            reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of
            strengthening takeover defenses.

       o    Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o    Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o    Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

                                       14

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o    Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and
            conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o    Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o    Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o    Classified boards of closed-end mutual funds, but will typically support such proposals.

                                       15

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. “Social
     Issues” may generally be described as shareholder proposals for a company to:

       o    Conduct studies regarding certain issues of public concern and interest;

       o    Study the feasibility of the company taking certain actions with regard to such issues; or

       o    Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2020. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”)
and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                                                                                                       NUMBER OF                   ASSETS
                                                                                                        ACCOUNTS                  MANAGED
                                                                                                     MANAGED FOR              FOR WHICH
                                                                                                   WHICH ADVISORY             ADVISORY
                                                          NUMBER OF                                FEE IS                        FEE IS
NAME OF                                             ACCOUNTS                         TOTAL ASSETS           PERFORMANCE-          PERFORMANCE-
PORTFOLIO MANAGER                  TYPE OF ACCOUNT                        MANAGED             MANAGED (000’S)                 BASED                BASED (000’S)

David Eurkus                                   Other Registered Investment
                                                      Companies                                             3                           $3,157,343                        N/A                            N/A
                                                      Other Pooled Investment Vehicles            0                           $            0                        N/A                            N/A
                                                      Other Accounts                                       1                           $    83,853                        N/A                            N/A

Jonathan Chirunga                           Other Registered
                                                      Investment Companies                              3                          $3,157,343                       N/A                             N/A
                                                      Other Pooled Investment Vehicles             0                          $            0                        N/A                            N/A
                                                      Other Accounts                                        0                          $            0                        N/A                            N/A

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Amundi Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio
Managers” below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and

                                       0

 consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner.
 Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are
  “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons
  (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved,
  Amundi Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts.
  Similarly, if Amundi Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGER
Amundi Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi Pioneer. The compensation program for all Amundi Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi Pioneer seeks to set base compensation at market rates, taking into account the

                                       1

experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20%
  weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest
  (40%), which, in the case of the fund, is the Barclays Capital Municipal
  Bond Index and Barclays Capital High Yield Municipal Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o AMUNDI PIONEER RESULTS AND BUSINESS LINE RESULTS. Amundi Pioneer’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more
Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of April 30, 2020 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

                                          BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO         MANAGER OF THE FUND*

David Eurkus                 A

Jonathan Chirunga            A

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Municipal High Income Trust

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President & Chief Executive Officer

Date July 6, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 6, 2020

* Print the name and title of each signing officer under his or her signature.